UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2022

ORION GROUP HOLDINGS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	1-33891	26-0097459
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

12000 Aerospace Suite 300

Houston, Texas 77034

(Address of principal executive offices)

(713) 852-6500

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, $0.01 par value per share	ORN	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Orion Group Holdings, Inc. (the “Company”) held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”) on May 19, 2022, at which the Company’s stockholders voted to, among other things, approve the Orion Group Holdings, Inc. 2022 Long-Term Incentive Plan (the “2022 LTIP”).

A summary of the 2022 LTIP is contained on pages 11-16 of the Company’s definitive proxy statement (the “Proxy Statement”) filed with the Securities and Exchange Commission (“SEC”) on April 8, 2022, and incorporated herein by reference. The foregoing description of the 2022 LTIP does not purport to be complete and is qualified in its entirety by reference to the full text of the 2022 LTIP, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Company’s Annual Meeting, a total of 24,339,299 shares of the Company’s Common Stock, par value $0.01 per share (“Common Stock”), representing 80.58% of the total shares of Common Stock outstanding as of the record date, were represented virtually or by valid proxies at the Annual Meeting. This percentage constituted a quorum. The final results for each of the matters submitted to a vote of stockholders at the Annual Meeting were as follows:

Proposal No. 1:  The Company’s stockholders elected the following two Class III members to the Company’s Board of Directors, to serve a three-year term and until his/her successor is duly elected and qualified, and the following Class II member to the Company’s Board of Directors, to serve the remaining two-year term and until his successor is duly elected and qualified.

Class	Name	Votes For	Votes Against	Abstentions	Broker Non-Votes

III	Austin J. Shanfelter	17,697,239	663,813	8,494	5,969,753
III	Mary E. Sullivan	16,610,004	1,736,058	23,484	5,969,753
II	Quentin P. Smith, Jr.	17,839,787	504,986	24,773	5,969,753

Proposal No. 2:  The Company’s stockholders approved a non-binding advisory proposal for the compensation of the Company’s named executive officers as disclosed in the proxy statement (the “say-on-pay” vote).

Votes For	Votes Against	Abstentions	Broker Non-Votes

16,211,796	2,095,017	62,733	5,969,753

Proposal No. 3:  As described in Item 5.02 above, the Company’s stockholders approved the 2022 LTIP.

Votes For	Votes Against	Abstentions	Broker Non-Votes

17,168,697	1,153,073	47,776	5,969,753

Proposal No. 4:  The Company’s stockholders ratified the appointment of KPMG LLP, as the Company’s independent registered public accounting firm for 2022.

Votes For	Votes Against	Abstentions

23,972,669	45,260	321,370

Item 9.01. Financial Statements and Exhibits.

The Exhibits to this Current Report are listed in the Exhibit Index, which appears at the end of, and is incorporated by reference into, this Current Report.

Exhibit Index

Exhibit No.	Description
10.1† 104.1	Orion Group Holdings, Inc. 2022 Long-Term Incentive Plan. Cover Page Interactive Data File (embedded within the Inline XBRL document).

† Compensatory plan or arrangement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORION GROUP HOLDINGS, INC.

By: /s/ Austin J. Shanfelter

Austin J. Shanfelter

Interim Chief Executive Officer

Date: May 24, 2022